EXHIBIT 10.2a


                                SKIN SHOES, INC.
                               2005 INCENTIVE PLAN
                 INCENTIVE/NON-QUALIFIED STOCK OPTION AGREEMENT


NOTICE OF STOCK OPTION GRANT

Optionee:
           ---------------------------------

         The Optionee has been granted an Option to purchase a number of shares of Skin Shoes, Inc. Common Stock as designated below ("Shares"), subject to the terms and conditions of the Skin Shoes 2005 Incentive Plan, as amended from time to time (the "Plan"), and this Option Agreement, as follows:


------------------------------------ -------------------------------------------

Date of Grant:              _______  Type of Option: [Incentive/Non-Qualified]
                                     Stock Option
------------------------------------ -------------------------------------------

Exercise Price per Share:     $____  Expiration Date:                ___________
------------------------------------ -------------------------------------------

Total Number of                      Total Exercise Price:               $______
Shares Granted:                ____
--------------------------------------------------------------------------------

Vesting Schedule:

[Vesting is accelerated upon a termination following a Change in Control under
Section 2(c).]
--------------------------------------------------------------------------------

Exercise After Termination of Employment:

Termination of Employment for any reason: any non-vested portion of the Option expires immediately.

Termination of Employment due to death or Disability: vested portion of the Option is exercisable by the Optionee (or, in the event of the Optionee's death, the Optionee's Beneficiary) for one year after the Optionee's Termination.

Termination of Employment for any reason other than death or Disability: vested portion of the Option is exercisable for a period of ninety days following the Optionee's Termination.

In no event may this Option be exercised after the Expiration Date as provided above.

--------------------------------------------------------------------------------

I.       AGREEMENT

      1. Grant of Option. The Option granted to the Optionee and described in the Notice of Grant is subject to the terms and conditions of the Plan, which is incorporated by reference in its entirety into this Option Agreement. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. Capitalized terms not otherwise defined in this Agreement shall have the meaning given to the terms in the Plan.

            If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that the Option fails to meet the requirements of an ISO under Section 422 of the Code, this Option shall be treated as a Non-Qualified Stock Option ("NSO").

      2. Exercise of Option.

            (a) Right to Exercise. This Option shall be exercisable, in whole or in part, during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. No Shares shall be issued pursuant to the exercise of an Option unless the issuance and exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. The Board may, in its discretion, (i) accelerate vesting of the Option, or (ii) extend the applicable exercise period to the extent permitted under Section 6.03 of the Plan.

            (b) Method of Exercise. The Optionee may exercise the Option by delivering an exercise notice in a form approved or otherwise acceptable to the Company (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

            (c) Acceleration of Vesting on Change in Control. Subject to the exception contained in Section 6.05 of the Plan, in the event of the Optionee's Termination of Employment by the Company without cause within six (6) months following a Change in Control, all Options outstanding on the date of the Termination of Employment that have not previously vested or terminated under the terms of the applicable Award Agreement shall be immediately and fully vested and exercisable; provided, however, that the transactions contemplated by that certain Share Exchange Agreement dated ___________, 2005 by and between the Company and Logicom Inc., a Nevada corporation ("Logicom"), whereby Logicom shall assume the Plan and all Awards then in existence (the "Share Exchange Transaction"), shall not be deemed to constitute a Change in Control for purposes hereof. Upon the closing of the Share Exchange Transaction, the governing law reflected in Section 7 hereof shall change, with no further action by the Board or the stockholders of the Company or Logicom, to be governed by the laws of Nevada and construed in accordance therewith.

      3. Method of Payment. If the Optionee elects to exercise the Option by submitting an Exercise Notice under Section 2(b) of this Agreement, the aggregate Exercise Price (as well as any applicable withholding or other taxes) shall be paid by cash or check; provided, however, that the Board may consent, in its discretion, to payment in any of the following forms, or a combination of them:

            (a) cash or check;

            (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

            (c) surrender of other Shares which (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

            (d) any other consideration that the Board deems appropriate and in compliance with applicable law.

      4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of the Shares upon exercise or the method of payment of consideration for those shares would constitute a violation of any applicable law or regulation.

      5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Following transfer, the Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. In the event an Option is transferred as contemplated in this Section 5, such Option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      6. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      7. Entire Agreement, Amendment and Governing Law. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof (but not agreements, if any, relating to other matters), and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Delaware.

      8. Further Assurances. The Optionee agrees, upon demand of the Company or the Board, to do all acts and execute, deliver and perform all additional documents, instruments and agreements (including, without limitation, stock powers with respect to shares of Common Stock issued upon exercise of the Option) which may be reasonably required by the Company or the Board.

      9. No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED UNDER IT AND THE VESTING SCHEDULE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

            The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions of the Plan, and accepts this Option subject to all of those terms and provisions. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan or this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

            IN WITNESS WHEREOF, intending to be legally bound, the parties have signed this Option Agreement as of the Date of Grant.

Optionee:                                     SKIN SHOES, INC.:


---------------------------                   ----------------------------------
Signature                                     By


---------------------------                   ----------------------------------
Print Name                                    Title


---------------------------

---------------------------
Residence Address